UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

Everi Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100
Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

(800) 833-7110

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Concurrently with the closing of the Transaction, (i) Everi repaid all outstanding indebtedness under the Credit Agreement, dated as of August 3, 2021 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Existing Everi Credit Agreement”), among, inter alios, Everi, Jefferies Finance LLC, as administrative agent, collateral agent, swing line lender and L/C issuer and each other lender and L/C issuer from time to time party thereto, (ii) the Existing Everi Credit Agreement and the obligations thereunder were terminated and (iii) all related liens and guarantees were released, in each case in accordance with the terms of the Existing Everi Credit Agreement.

In connection with the consummation of the Transaction, on July 1, 2025, Everi caused to be delivered to the holders of Everi’s 5.000% Senior Unsecured Notes due 2029 (the “2029 Notes”) a notice of full redemption (a “Notice”) relating to the redemption of all of the issued and outstanding 2029 Notes pursuant to that certain Indenture, dated as of July 15, 2021 (as amended and supplemented, the “Indenture”), by and among Everi, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Notice provided that Everi intended to redeem the entire outstanding aggregate principal amount of the 2029 Notes on July 15, 2025 (the “Redemption Date”), at the redemption price of 101.250% of the principal amount thereof, plus accrued and unpaid interest on the 2029 Notes to, but not including, the Redemption Date. Also on July 1, 2025, Everi irrevocably deposited with the Trustee sufficient funds to fund the redemption of the 2029 Notes on the Redemption Date. As a result, Everi’s and the guarantors’ obligations under the Indenture have been discharged.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2025, pursuant to the terms and conditions of the previously disclosed definitive agreements executed on July 26, 2024 by and among Everi Holdings Inc., a Delaware corporation (the “Company” or “Everi”), International Game Technology PLC (d/b/a Brightstar Lottery), a public limited company incorporated under the laws of England and Wales (“IGT”), Ignite Rotate LLC, a Delaware limited liability company and a direct wholly owned subsidiary of IGT (“Spinco”), Voyager Parent, LLC, a Delaware limited liability company owned by funds managed by affiliates of Apollo Global Management, Inc. (“Buyer”), and Voyager Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Buyer (“Buyer Sub,” and together with the Company, IGT, Spinco, and Buyer, the “Parties”), the Parties completed certain transactions (collectively, the “Transaction”), as a result of which, among other matters, Everi and IGT’s Gaming & Digital business were simultaneously acquired by Buyer.

The definitive agreements entered into by the Company in connection with the Transaction included, among others: (i) an Agreement and Plan of Merger by and among IGT, Spinco, the Company, Buyer, and Buyer Sub (the “Merger Agreement”); (ii) a Separation and Sale Agreement by and among IGT, Spinco, the Company, and Buyer; and (iii) a Support Agreement by and among the Company, IGT, Spinco, De Agostini S.p.A., a società per azioni organized under the laws of Italy and the controlling shareholder of IGT (“De Agostini”), and Buyer, each dated as of July 26, 2024. In addition, De Agostini entered into a letter agreement with an affiliate of Buyer, pursuant to which De Agostini will make a minority investment in an indirect parent of Buyer (together with its subsidiaries following the Closing, “Newco”) that will own all of the outstanding (i) Spinco units of IGT following the Equity Sale (as defined below), (ii) shares of the capital stock of IGT Canada Solutions ULC following the Canada Sub Equity Interests Sale (as defined below), and (iii) shares of the capital stock of the Company following the Merger (as defined below).

Pursuant to the terms and subject to the conditions of the definitive agreements:

•

IGT transferred, or caused to be transferred, to Spinco substantially all of the assets, and Spinco assumed substantially all of the liabilities, of IGT’s Gaming and Digital business (the “Separation”);

•

Immediately following the Separation and immediately prior to the consummation of the Merger, (i) Buyer purchased from IGT, and IGT sold to Buyer, all of the outstanding units of Spinco (the “Equity Sale”) and (ii) Voyager Canada BidCo Limited, an affiliate of Buyer, purchased from IGT, and IGT sold to Voyager Canada BidCo Limited, all of the outstanding shares in the capital stock of IGT Canada Solutions ULC (the “Canada Sub Equity Interests Sale”); and

•	Immediately following the consummation of the Equity Sale and the Canada Sub Equity Interests Sale and at the effective time of the Merger (the “Merger Effective Time”):

•	Buyer Sub was merged with and into the Company, with the Company surviving the Merger as a direct wholly owned subsidiary of Buyer (the “Merger”);

•

All outstanding shares of the common stock, par value $0.001 per share, of the Company (“Company common stock”) were converted into the right to receive $14.25 in cash per share of Company common stock, without interest (the “Per Share Price”), subject to adjustment in accordance with the Delaware General Corporation Law, and

•

All outstanding Company Equity Awards (as defined below) were converted into cash-denominated awards representing the right to receive the Per Share Price, in each case, on the terms and subject to the conditions in the Merger Agreement.

Specifically with respect to the Company:

•	The Merger was consummated;

•

At the Merger Effective Time, each share of Company common stock that was issued and outstanding immediately prior to the Merger Effective Time, other than dissenting shares and any shares owned by any of the Company and its subsidiaries or any of Buyer and its subsidiaries (in each case other than any shares held in a fiduciary, representative, or other capacity on behalf of third parties) (together, the “Owned Company Shares”), were cancelled and converted automatically into the right to receive the Per Share Price;

•

Each restricted stock unit (each, a “Company RSU”) that was outstanding as of immediately prior to the Merger Effective Time was cancelled and automatically converted into a right to receive a cash payment equal to the product of (a) the number of shares of Company common stock subject to each such Company RSU, and (b) the Per Share Price;

•

Each performance share unit which vests based in whole or in part on the achievement of specified performance objectives (each, a “Company PSU”) that was outstanding as of immediately prior to the Merger Effective Time was cancelled and automatically converted into a right to receive a cash payment equal to the product of (a) the number of shares of Company common stock subject to each such Company PSU (based on the achievement of 100% of performance under each such Company PSU), and (b) the Per Share Price;

•

Each option to purchase shares of Company common stock, whether vested or unvested (each, a “Company Option”) that was outstanding and unexercised immediately prior to the Merger Effective Time was cancelled and automatically converted into a right to receive a cash payment equal to the excess, if any, of (a) the Per Share Price over the per share exercise price of such Company Option, multiplied by (b) the number of shares of Company common stock covered by such Company Option immediately prior to the Merger Effective Time; and

•	Each Company Option with a per share exercise price that equals or exceeds the Per Share Price was cancelled for no consideration.

Each outstanding Company Option, Company RSU, Company PSU, or other equity or equity-based award awarded and outstanding under the GCA Holdings, Inc. 2005 Stock Incentive Plan, the Company’s 2012 Equity Incentive Plan and the Company’s Amended and Restated 2014 Equity Incentive Plan, or otherwise relating to equity interests of the Company, including the Company RSUs, the Company PSUs, and the Company Options, are collectively referred to herein as the “Company Equity Awards.”

Following the Merger Effective Time, the Company common stock will be delisted from the New York Stock Exchange (the “NYSE”) and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On July 1, 2025, the Company notified the NYSE that the Merger had been completed and requested that the NYSE: (i) suspend trading of the Company common stock on the NYSE prior to the open of trading on July 1, 2025; (ii) remove the Company common stock from listing on the NYSE; and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to delist the Company common stock from the NYSE and deregister the Company common stock under Section 12(b) of the Exchange Act. As a result, the Company common stock will no longer be listed on the NYSE.

Additionally, the Company intends to file a Form 15 with the SEC terminating registration of the Company common stock under Section 12(g) of the Exchange Act and suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification of Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Merger Effective Time, each share of Company common stock, other than dissenting shares and Owned Company Shares, issued and outstanding immediately prior to the Merger Effective Time was automatically cancelled and converted into the right to receive the Per Share Price.

Item 5.01	Change in Control of Registrant.

The information set forth under Items 2.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became wholly owned subsidiary of Buyer.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

(b) As previously disclosed, pursuant to the Merger Agreement and immediately after the Merger Effective Time, the directors of Buyer Sub, Mark Labay and Kate Lowenhar-Fisher, became the directors of the Company. Accordingly, at the Merger Effective Time, each of Michael D. Rumbolz, Randy L. Taylor, Atul Bali, Geoffrey P. Judge, Linster W. Fox, Maureen T. Mullarkey, Secil Tabli Watson, Paul Finch, and Debra L. Nutton ceased to serve on the board of directors of the Company and any committee thereof. These departures were a result of the completion of the Merger in accordance with the Merger Agreement and not as a result of any disagreements between the Company and the departing directors on any matters relating to the Company’s operations, policies, or practices.

Effective as of the Merger Effective Time, Mr. Taylor’s employment with the Company was terminated, at which time he ceased to serve as President and Chief Executive Officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In accordance with the Merger Agreement, at the Merger Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety. A copy of such amended and restated certificate of incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In accordance with the Merger Agreement, at the Merger Effective Time, the bylaws of the Company were amended and restated in their entirety. A copy of such amended and restated bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 1, 2025, Buyer issued a press release announcing the completion of the Merger and the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

2.1*+	Agreement and Plan of Merger, dated as of July 26, 2024, by and among International Game Technology PLC, Ignite Rotate LLC, Everi Holdings Inc., Voyager Parent, LLC, and Voyager Merger Sub, Inc.

3.1	Amended and Restated Certificate of Incorporation of Everi Holdings Inc.

3.2	Amended and Restated Bylaws of Everi Holdings Inc.

10.1*+	Separation and Sale Agreement, dated as of July 26, 2024, by and among International Game Technology PLC, Ignite Rotate LLC, Everi Holdings Inc., and Voyager Parent, LLC.

99.1	Press Release, dated July 1, 2025.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

*

Schedules (or similar attachments) to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC on a confidential basis upon request.

+	Certain information was redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to Everi and the Transaction. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of Everi. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements about the anticipated delisting of the Company common stock from the NYSE and the removal from registration of the Company common stock under the Exchange Act. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the ability to realize the anticipated benefits of the Transaction; the ability to retain and hire key personnel; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the closing of the Transaction); risks related to competition in the gaming industry; dependence on significant licensing arrangements, customers, or other third parties; economic changes in or the impact of political changes on global markets, such as currency exchange, inflation and interest rates, and recession; government policies (including policy changes affecting the gaming industry, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that Everi cannot control; regulation and litigation matters relating to the Transaction or otherwise impacting Everi or the gaming industry generally, including the nature, cost, and outcome of any litigation and other legal proceedings related to the Transaction that have been or may be instituted against the parties and others; unanticipated adverse effects or liabilities from business divestitures; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in Everi’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Everi’s Quarterly Reports on Form 10-Q.

A further description of risks and uncertainties relating to Everi can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov. Everi cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. Everi does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: July 1, 2025	By:	/s/ Todd A. Valli
	Name:	Todd A. Valli
	Title:	Senior Vice President, Corporate Finance & Tax and Chief Accounting Officer